UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

PLUMTREE SOFTWARE, INC.
(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware (State or other jurisdiction of incorporation)	52-2303761 I.R.S. Employer Identification Number

500 Sansome Street San Francisco, California (Address of principal executive offices)	94111 (Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Exhibit 99.1

Item 7.     Financial Statements and Exhibits

Exhibit
Number

99.1	Plumtree Software, Inc. press release dated January 20, 2004 announcing results for the fiscal quarter ended December 31, 2003

Item 12.     Results of Operations and Financial Condition.

Information Provided Under Item 12 of Form 8-K

     On January 20, 2004, Plumtree Software, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter ended December 31, 2003. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: January 20, 2004	By:	/s/ John Kunze John Kunze Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Plumtree Software, Inc. press release dated January 20, 2004 announcing results for the fiscal quarter ended December 31, 2003